UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)

May 20, 2025

THE GAP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street
San Francisco,	California	94105
(Address of principal executive offices)		(Zip Code)

(415) 427-0100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.05 par value	GAP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

    On May 20, 2025, the Company held its annual meeting of shareholders (the "Annual Meeting"). As of March 21, 2025, the record date for the Annual Meeting, there were a total of 376,603,723 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 353,826,312 shares of common stock were represented in person or by proxy and, therefore, a quorum was present.

    The shareholders of the Company voted on the following items at the Annual Meeting:

1.Election of the directors nominated by the Board of Directors of the Company.

Nominee	For	Against	Abstain	Broker Non-Votes
Brady Brewer	324,753,922	335,928	331,152	28,405,310
Salaam Coleman Smith	323,759,952	1,344,301	316,749	28,405,310
Richard Dickson	324,085,269	1,012,623	323,110	28,405,310
Elisabeth B. Donohue	324,149,137	935,736	336,129	28,405,310
Robert J. Fisher	275,387,372	49,675,808	357,822	28,405,310
William S. Fisher	323,956,866	1,099,543	364,593	28,405,310
Kathryn Hall	324,705,767	401,525	313,710	28,405,310
Amy Miles	323,941,234	1,115,721	364,047	28,405,310
Chris O’Neill	324,757,164	345,398	318,440	28,405,310
Mayo A. Shattuck III	319,971,036	5,131,760	318,206	28,405,310
Tariq Shaukat	324,725,174	377,737	318,091	28,405,310

Based on the votes set forth above, the director nominees were duly elected.

2.Ratification of the selection of Deloitte & Touche LLP as the Company’s independent accountant for the fiscal year ending on January 31, 2026.

For	Against	Abstain
344,942,727	8,479,268	404,317

Based on the votes set forth above, the selection of Deloitte & Touche LLP as the Company’s independent accountant for the fiscal year ending on January 31, 2026, was duly ratified.

3.Approval, on an advisory basis, of the overall compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
319,861,121	5,214,766	345,115	28,405,310

Based on the votes set forth above, the overall compensation of the Company’s named executive officers was approved on an advisory basis.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC.

Date: May 23, 2025	By:	/s/ Julie Gruber
Julie Gruber
Executive Vice President and
Chief Legal and Compliance Officer